City National Rochdale Fixed Income Opportunities Fund a series of City National Rochdale Funds
SUMMARY PROSPECTUS DATED APRIL 30, 2013, AS SUPPLEMENTED NOVEMBER 13, 2013.

Class: Class N	Ticker: (RIMOX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdalefunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated April 30, 2013, as supplemented November 13, 2013, as may be amended or further supplemented are incorporated by reference into this Summary Prospectus.

City National Rochdale Fixed Income Opportunities Fund

INVESTMENT GOAL

The City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund” or the “Fund”) seeks a high level of current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Opportunities Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%
Distribution (12b-1) Fees		0.25%
Other Expenses(1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.09%
Total Other Expenses		0.34%
Acquired Fund Fees and Expenses		0.11%
Total Annual Fund Operating Expenses		1.20%

(1)
“Other Expenses” are based on estimated amounts for the current fiscal year and reflect the re-allocation of certain trust-level expenses pursuant to a new methodology effective with the Fund's fiscal year beginning October 1, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities. The Fund will invest in both fixed rate and floating rate fixed income securities. The Fund seeks to invest its net assets across a spectrum of income yielding securities and primarily focuses on investments in high yield bonds (commonly known as “junk” bonds) issued by corporate and municipal issuers, in fixed and floating rate loans made to U.S. and foreign borrowers, and in domestic and foreign corporate bonds consisting primarily of asset backed securities and bank loans. The Fund’s foreign investments include those in emerging market countries. For purposes of determining an issuer’s location, the Fund generally looks to the issuer’s country of incorporation or the country where the issuer does a preponderance of its business.

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The Fund also invests in other income-producing securities consisting of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange traded funds (“ETFs”) and money market funds), and money market instruments. Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by S&P Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or in unrated securities determined by City National Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, or a Fund’s sub-adviser to be of equal quality. The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objective, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable.

The Fund may also invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund organized under the laws of Ireland (the “Subsidiary”).

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Fixed Income Opportunities Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

•
Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

•
Management Risk – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•
Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers or to retain for management by the Adviser.

•
Credit Risk – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks. There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

•
Liquidity Risk – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the investments to decline. It may be more difficult for the Fund to sell the investments when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors. The resulting values, although arrived upon through a good faith process, may be inaccurate and may affect the Fund’s net asset value.

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•
Foreign Securities Risk – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•
Financial Industry Risk – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

•	Volatility Risk – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

•
High Yield (“Junk”) Bond Risk – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

•
Bank Loan Risk – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

•
Risk of Investing in Other Investment Companies – As with other investments, investments in other investment companies, including ETFs, are subject to market and management risk. In addition, if the Fund acquires shares of investment companies Fund shareholders bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests.

•
ETF Risk – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

•
Defensive Instrument Risk – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

•
Life Insurance Policy Risk - The Fund may invest in beneficial interests in individual life insurance policies (“Policies”). The Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy.  There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board. The sales price the Fund could receive for a Policy may differ from the Trust's valuation of the Policy. The longer the insured lives, the lower the Fund’s rate of return on the related Policy will be. An insurance company may be unable or refuse to pay benefits on a Policy. Although the Fund intends to only purchase Policies for which the applicable contestability period has expired, it is possible that a Policy may be subject to contest by the insurance company.  A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

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•
Tax Risk – To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements including requirements regarding the composition of its income. Any income the Fund derives from direct investments in Policies may be considered non-qualifying income and must be limited, along with investments in any other non-qualifying sources, to a maximum of 10% of the Fund’s gross income in any fiscal year. In addition, the Fund may invest in Policies through the Subsidiary. While the Fund believes that income from the Subsidiary will be qualifying income for purposes of the Fund’s RIC status, the Fund has not received a private letter ruling from the Internal Revenue Service (the “IRS”) confirming that such income would be qualifying income. As a result either of direct investments in Policies or investments through the Subsidiary, the Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular fiscal year at levels sufficient to limit its non-qualifying income to 10% of the Fund’s gross income, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end.  If the Fund fails to meet this 10% requirement, the Fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates. Alternatively, if the Fund fails to meet the 10% requirement, the Fund might be able to pay a tax equal to the amount of the non-qualifying income to the extent it exceeds one-ninth of the Fund’s qualifying income.

Under current IRS guidance, Policy proceeds paid by a U.S. insurance company to a foreign corporation such as the Subsidiary are generally subject to U.S. federal income tax withholding at a 30% rate.  The Subsidiary intends to qualify for benefits under the U.S.-Ireland income tax treaty which would include an exemption from such withholding.  There is a risk, however, that a U.S. insurance company issuer may not respect the claimed treaty benefits and may withhold the 30% tax on the proceeds paid to the Subsidiary. In such a case, the Subsidiary may be able to obtain a refund from the IRS.

The tax treatment of the Policies and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could, among other things, affect the character, timing and/or amount of the Fund’s taxable income or gains and of distributions made by the Fund.  Any changes to the U.S.-Ireland tax treaty, U.S. or Ireland law, or the manner in which the treaty and such laws are applied to the Subsidiary or the Fund, may also have an adverse tax effect on the Subsidiary, the Fund and its shareholders.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Rochdale Fixed Income Opportunities Portfolio commenced operations on July 1, 2009, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013 and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fixed Income Opportunities Fund. The Fixed Income Opportunities Fund has adopted an investment objective and investment strategies and policies substantially similar to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Predecessor Fund’s performance for the indicated periods. Of course, the Predecessor Fund’s past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future. Updated performance is available by calling 1-800-245-9888.

In the bar chart and the performance table, the performance results are for the Predecessor Fund. Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

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Highest 4.96% 9/30/2010	Lowest -3.94% 9/30/2011

Average Annual Total Returns (for the periods ended December 31, 2012)	One Year	Since Inception (7/1/2009)
Predecessor Fund
Return Before Taxes	10.70%	9.25%
Return After Taxes on Distributions	8.36%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	6.95%	6.58%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	4.78%	6.91%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.21%	6.44%
Barclays U.S. High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	15.81%	16.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” takes into account the gain or loss that would be realized upon a redemption of fund shares, assumes that such gain or loss would be recognized as a capital gain or loss, and assumes that the investor would be able to utilize any such capital loss to offset capital gains.

INVESTMENT MANAGER

City National Rochdale, LLC

SUB-ADVISERS

Seix Investment Advisors LLC
Federated Investment Management Company
GML Capital LLP

PORTFOLIO MANAGERS

Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, has served as portfolio manager for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2009. Bruce Simon, the Adviser’s Chief Investment Officer, has served as portfolio manager for the Fund since April 2013. William C. Miller, Jr., Senior Vice President and Director – Fixed Income Investments of the Adviser, has served as a portfolio manager of the Fund since September 2013. George Goudelias, a Senior Portfolio Manager of Seix Investment Advisors LLC, and Mark E. Durbiano, a Senior Portfolio Manager of Federated Investment Management Company, have each managed a portion of the Fund and Predecessor Fund since the inception of the Predecessor Fund in 2009. Stefan Pinter, Theodore Stohner and Maxim Matveev, Portfolio Managers of GML Capital LLP, have as a team managed a portion of the Fund and the Predecessor Fund since June 2011.

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fixed Income Opportunities Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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CNI-SM-021-0500